Exhibit 10.37

FIRST AMENDMENT
TO
REPURCHASE AGREEMENT

THIS FIRST AMENDMENT TO REPURCHASE AGREEMENT (this “Amendment”), dated December 23, 2019 (the “Effective Date”), is entered into by and between BLOOM ENERGY CORPORATION, a Delaware corporation (“Buyer”), and DIAMOND STATE GENERATION PARTNERS, LLC, a Delaware limited liability company (“Seller”), to amend that certain Repurchase Agreement, dated June 14, 2019 (the “Repurchase Agreement”), by and between Buyer and Seller. Buyer and Seller are each at times referenced herein individually as a “Party” and together as the “Parties”.

WHEREAS, under the Repurchase Agreement, Buyer agreed to purchase from Seller and Seller agreed to sell to Buyer certain fuel cell generation systems installed at the Project (as defined in the Repurchase Agreement); and

WHEREAS, the Parties wish to amend the Repurchase Agreement regarding the matters set out herein and on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Parties, the Parties, intending to be legally bound, hereby agree as follows.

1.Terms and Abbreviations. All capitalized terms and abbreviations used in this Amendment that are not specifically defined herein shall have the meaning as set forth in the Repurchase Agreement.

2.Amendments. Pursuant to Section 9.1 of the Repurchase Agreement, the Parties hereby amend the Repurchase Agreement as follows:

(a)	The second recital of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, Seller and Buyer entered into (i) that certain Fuel Cell System Supply and Installation Agreement, dated as of the Agreement Date and (ii) that certain Fuel Cell System Supply and Installation Agreement, dated as of the date hereof (collectively, the “New System CapEx Agreement”), pursuant to which, among other things, (a) Buyer (as “Seller” under such New System CapEx Agreement) will sell to Seller (as “Buyer” under such New System CapEx Agreement) and Seller will purchase from Buyer, new Bloom Systems with aggregate nameplate capacity of up to 27.5 MW (such Bloom Systems, the “New Systems”) and all shared infrastructure BOF not already existing at the applicable Site, and (b) Buyer will design, engineer,

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procure, construct, and commission each of the New Systems and such shared infrastructure BOF at the Sites; and”

(b)	The definition of “Interim Period” in Section 1.1 of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Interim Period” means, with respect to each Existing System that is the subject of a Sale Notice, the period between the delivery of such Sale Notice and the date such Existing System is removed from the Site.”

(c)	Section 2.4 of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Title and all rights to each Sale System shall remain with Seller until (a) Buyer has paid Seller the portion of the Purchase Price set forth in Section 2.2(e) for such Sale System, and (b) Buyer has caused such Sale System to cease exporting power (the “Transfer Date”). On the Transfer Date, legal and beneficial title and all rights to the applicable Sale System(s) shall automatically pass to Buyer. Seller shall promptly thereafter deliver to Buyer a Bill of Sale evidencing the transfer of title to the applicable Sale System(s) to Buyer as of such Transfer Date; provided, no delay or failure to deliver such Bill of Sale shall affect the transfer of title of the applicable Sale System(s).”

3.Date of Effectiveness; Limited Effect. This Amendment shall become effective on the Effective Date. Except as expressly provided in this Amendment, all of the terms and provisions of the Repurchase Agreement are and shall remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein shall not be construed as an amendment to or waiver of any other provision of the Repurchase Agreement or as a waiver of or consent to any further or future action on the part of either Party. On and after the Effective Date, each reference in the Repurchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import will mean and be a reference to the Repurchase Agreement as amended by this Amendment. If there is a conflict between this Amendment and the Repurchase Agreement, the terms of this Amendment shall prevail.

4.Construction and Term. This Amendment shall, from the date hereof, be read and construed together with the Repurchase Agreement, and as amended hereby, and this Amendment shall continue in full force and effect for the remainder of the term of the Repurchase Agreement in accordance with the terms thereof and hereof.

5.Governing Law and Venue. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW OR OTHER PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL

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OBLIGATIONS LAW). THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK WITH RESPECT TO ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AMENDMENT. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO ANY SUCH DISPUTE AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO.

6.Costs. Each Party shall pay its own costs and expenses in connection with this Amendment (including the fees and expenses of its advisors and legal counsel).

7.Headings. The article, section and schedule headings contained in this Amendment are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Amendment.

8.Further Documents. Each Party agrees to execute and deliver such reasonable additional documents and instruments and to perform such reasonable additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Amendment and the transactions contemplated by this Amendment.

9.Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and permitted assigns of the Parties.

10.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures delivered by facsimile, portable document format (.PDF) or other electronic means (including services such as DocuSign) will be considered original signatures.

[Signature pages follow.]

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IN WITNESS WHEREOF, the Parties have each duly executed this Amendment on the Effective Date.

SELLER:

DIAMOND STATE GENERATION PARTNERS, LLC
a Delaware limited liability company

By:    __________________________
Name:
Title:

[Signature Page to First Amendment to Repurchase Agreement]
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BUYER:

BLOOM ENERGY CORPORATION
a Delaware corporation

By:    __________________________
Name:
Title:

[Signature Page to First Amendment to Repurchase Agreement]

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